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[Logo] Three keys design for UBS Global Asset Management

      UBS PaineWebber
   Retirement Money Fund

                                ---------------

                                   PROSPECTUS
                                AUGUST 31, 2001
                           (AS REVISED APRIL 8, 2002)

                         ------------------------------

This prospectus offers shares of this money market fund to individual retirement accounts and qualified retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

              Not FDIC Insured. May lose value. No bank guarantee.
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                     UBS PaineWebber Retirement Money Fund

                                    Contents
                                    THE FUND

-------------------------------------------------------------------------------

What every investor         3      Investment Objective, Strategies and Risks
should know about           4      Performance
the fund                    5      Expenses and Fee Tables
                            6      More About Risks and Investment Strategies

                                YOUR INVESTMENT

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Information for             7      Managing Your Fund Account
managing your fund                 --Buying Shares
account                            --Selling Shares
                            8      --Retirement Plan Withdrawals
                            9      --Pricing and Valuation

                            ADDITIONAL INFORMATION

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Additional important       10      Management
information about          10      Dividends and Taxes
the fund                   11      Financial Highlights

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Where to learn more                Back Cover
about the fund

                         The fund is not a complete or
                          balanced investment program.

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                               Prospectus Page 2
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                     UBS PaineWebber Retirement Money Fund

                     UBS PAINEWEBBER RETIREMENT MONEY FUND
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

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FUND OBJECTIVE

Current income consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in U.S. dollars.

UBS PaineWebber Inc., the fund's investment advisor, has appointed UBS Global Asset Management (US) Inc. ("UBS Global AM") to serve as the fund's sub-advisor. UBS Global AM money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

- CREDIT RISK -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK -- The value of the fund's investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

- FOREIGN INVESTING RISK -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

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                               Prospectus Page 3
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                     UBS PaineWebber Retirement Money Fund

                                  PERFORMANCE

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RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

    TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1991                  5.72%
1992                  3.36%
1993                  2.62%
1994                  3.61%
1995                  5.39%
1996                  4.88%
1997                  5.00%
1998                  4.93%
1999                  4.60%
2000                  5.83%

    Total return January 1 to June 30, 2001 -- 2.34%

    Best quarter during years shown: 1st quarter, 1991 -- 1.63%

    Worst quarter during years shown: 3rd quarter, 1993 -- 0.64%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2000

One Year....................................................  5.83%
Five Years..................................................  5.05
Ten Years...................................................  4.59

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                               Prospectus Page 4
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                     UBS PaineWebber Retirement Money Fund

                            EXPENSES AND FEE TABLES

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FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment at the time of a purchase or a sale)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................  None
Maximum Deferred Sales Charge (Load) (as a % of offering
  price)....................................................  None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.40%
Distribution and/or Service (12b-1) Fees....................  0.13%*
Other Expenses..............................................  0.18%
                                                              ----
Total Annual Fund Operating Expenses........................  0.71%
                                                              ====

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*The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR         3 YEARS          5 YEARS          10 YEARS
------         --------         --------         --------
 $73             $227             $395             $883

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                               Prospectus Page 5
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                     UBS PaineWebber Retirement Money Fund

                   MORE ABOUT RISKS AND INVESTMENT STRATEGIES

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PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk.

INTEREST RATE RISK. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income generally will tend to fall more slowly.

FOREIGN INVESTING RISK. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices.

ADDITIONAL RISK

STRUCTURED SECURITY RISK. The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (E.G., enhanced liquidity, yields linked to short-term interest rates). If those securities behaved in a way that Brinson Advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

Like all money market funds, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based upon UBS Global AM's assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

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                               Prospectus Page 6
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                     UBS PaineWebber Retirement Money Fund

                           MANAGING YOUR FUND ACCOUNT

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BUYING SHARES
Fund shares are offered to retirement plans, including individual retirement accounts, through brokerage accounts established as retirement plan sweep accounts at UBS PaineWebber-SM-* or one of its correspondent firms. The types of retirement plans that are eligible to buy fund shares are described below. You can open a retirement plan sweep account by contacting your Financial Advisor.

Your order to buy fund shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund's custodian and the New York City offices of UBS PaineWebber and its bank are open for business.

The fund has adopted a plan under rule 12b-1 under which the fund pays fees for services provided to its shareholders at the annual rate of 0.125% of its average net assets.

The fund, UBS PaineWebber and UBS Global AM reserve the right to reject a purchase order or suspend the offering of fund shares.

MINIMUM INVESTMENTS

There is a $25 minimum for the first purchase and no minimum for subsequent purchases. The fund may change its minimum investment requirements at any time.

BUYING SHARES AUTOMATICALLY

You must open your fund account with an initial investment of $25 or more. Once your fund account is opened, UBS PaineWebber automatically invests immediately available funds of $1 or more in your UBS PaineWebber retirement plan sweep account in fund shares on a daily basis for settlement the next business day, when federal funds normally are available. For cash balances arising from the sale of securities held in a retirement plan sweep account, federal funds availability can sometimes take longer. This sweep will not take place if the fund account value after the investment would be less than $25.

BUYING SHARES BY CHECK

You may buy fund shares by depositing a check from a U.S. bank into your retirement plan sweep account. You should make your check payable to UBS PaineWebber Retirement Money Fund. You should include your retirement plan sweep account number on the check.

Federal funds are deemed available to the fund two business days after the deposit of a personal check and one business day after deposit of a cashier's or certified check. UBS PaineWebber may benefit from the temporary use of the proceeds of personal checks if they are converted to federal funds in less than two business days.

BUYING SHARES BY WIRE

You may buy fund shares by instructing your bank to transfer federal funds by wire to:
    The Bank of New York
    ABA 021-000018
    UBS PaineWebber Inc.
    A/C 890-0114-088, OBI=FBO
    [Account Name]/[Brokerage Account Number.]

The wire must include your name and retirement plan brokerage account number. Investors wishing to transfer federal funds into their account should contact their UBS PaineWebber Financial Advisors or correspondent firms for appropriate wire instructions. If UBS PaineWebber receives a notice from your bank of wire transfer of federal funds for a purchase of fund shares by 12:00 noon, Eastern time, UBS PaineWebber will execute the purchase on that day. Otherwise, UBS PaineWebber will execute the order on the next business day.
UBS PaineWebber and/or your bank may impose a service charge for wire purchases.

---------
*UBS PaineWebber is a service mark of UBS AG.

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                               Prospectus Page 7
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                     UBS PaineWebber Retirement Money Fund

RETIREMENT PLANS ELIGIBLE TO BUY FUND SHARES

Retirement plans available through UBS PaineWebber that are eligible to buy fund shares include

- individual retirement accounts (E.G., traditional, rollover and "SIMPLE" IRAs)

- simplified employee pension plans

- cash or deferred arrangements (I.E., 401(k) plans, including SIMPLE 401(k) plans)

- profit sharing plans

- money purchase plans

- defined benefit plans

- target benefit plans

- self-employed plans (I.E., Keoghs)

Other retirement plans also may hold assets in custody at UBS PaineWebber or its correspondent firms and may be eligible to buy fund shares. Contact your Financial Advisor for more information regarding these retirement plans.

Although the amount that you may contribute to a retirement plan in any one year is subject to certain limitations, you may invest and reinvest assets already held in a retirement plan in the fund without regard to these limitations.

If UBS PaineWebber, UBS Global AM, UBS PW Trust Company or any of their affiliates serve as investment manager for, provide investment advice to or otherwise are fiduciaries within the meaning of the Employee Retirement Income Security Act or the Internal Revenue Code to the retirement plan, the plan may not buy fund shares. This prohibition does not include retirement plans for which UBS PaineWebber, UBS Global AM, UBS PW Trust Company or an affiliate may be considered a fiduciary solely because it sponsors a master or prototype plan or because it provides nondiscretionary trust services to a retirement plan.

SELLING SHARES
You may sell your shares by contacting your Financial Advisor. Your fund shares will also be sold automatically to settle any outstanding securities purchases or other debits to your retirement plan sweep account, unless you instruct your Financial Advisor otherwise.

If the proceeds from selling your fund shares remain in the retirement plan sweep account, the adverse tax consequences described below for certain retirement plan distributions will not occur.

ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $25. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $25 or more within 60 days. This notice may appear on your account statement.

If you sell all your shares, you will receive cash credits to your retirement plan sweep account for dividends earned on those shares to the date of sale.

If you want to sell shares that you purchased recently, the fund may delay payment to assure that it has received good payment. If you bought shares by check, this can take up to 15 days.

You will receive confirmation of your purchases and sales of fund shares on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.

RETIREMENT PLAN WITHDRAWALS

A participant's withdrawals from a retirement plan are generally taxable as ordinary income for federal income tax purposes. Withdrawals prior to the time the participant reaches age 59 1/2, becomes permanently disabled or, for certain employer-sponsored plans, reaches at least age 55 and is separated from service of the employer who sponsored the plan may be subject to an additional 10% penalty tax. You should consult your tax adviser concerning the timing and consequences of withdrawals from your retirement plan. Sales of your fund shares through the fund's checkwriting service or systematic withdrawal plan, described below, are treated for federal income tax purposes as taxable withdrawals from your retirement plan and are reported as such to the Internal Revenue Service. As a result, any of these actions could have adverse tax consequences.

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                               Prospectus Page 8
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                     UBS PaineWebber Retirement Money Fund

You may use these services only if

- you are eligible for distributions from your retirement plan,

- your retirement plan permits participants to direct the investment of their retirement plan balances and

- you are at least 59 1/2 years old or, for certain employer-sponsored plans, you have reached at least age 55 and are separated from service of the employer who sponsored the plan.

For retirement plans that do not permit participants to direct the investment of their plan balances, only the plan fiduciary with investment responsibility may use the checkwriting service or participate in the fund's systematic withdrawal plan.

You may obtain more information about these programs and obtain the forms needed to participate from your Financial Advisor.

UBS PaineWebber may modify or terminate the check writing service or systematic withdrawal plan (discussed below) at any time or impose service fees for these programs.

CHECKWRITING SERVICE. You may sell $250 or more of your fund shares by using a check drawn on your fund account. When the fund's transfer agent receives the check for payment, the transfer agent will arrange for the sale of a sufficient amount of fund shares to cover the amount of the check. You will continue to receive dividends until the transfer agent receives the check. The date on which the transfer agent processes the check, not the date you write on it, determines the year in which the distribution is reported to the Internal Revenue Service. If you must take annual distributions by December 31 in a given year, you need to allow sufficient time for processing your check.

Shareholders will receive copies of their canceled checks. If you have insufficient funds in your account, the check will be returned to the payee. Checks written in amounts less than $250 will be returned. You should not attempt to sell all the shares in your fund account by writing a check because the amount of fund shares is likely to change each day. You also should not use the checks to transfer money from a retirement sweep account to another account, correct excess contributions to a retirement plan or withdraw amounts classified as voluntary contributions to a retirement plan. Your checks may not be used to purchase securities in transactions with UBS PaineWebber. All sales of fund shares by check will be reported to the Internal Revenue Service as taxable distributions.

Charges may be imposed for specially imprinted checks, additional copies of canceled checks, stop payment orders, checks returned for insufficient funds and checks written for less than $250. Charges that you do not otherwise pay may be satisfied through the automatic sale of an appropriate number of your fund shares.

SYSTEMATIC WITHDRAWAL PLAN. You may sell a portion of your fund shares under the fund's systematic withdrawal plan at monthly, quarterly or semi-annual intervals. The minimum withdrawal amounts under the systematic withdrawal plan are $100 monthly, $300 quarterly and $600 semi-annually. You may not use the systematic withdrawal plan if you have elected to have income taxes withheld from your retirement plan withdrawals. The proceeds of sales made under the systematic withdrawal plan will be mailed directly to you or deposited into a non-retirement plan account held at UBS PaineWebber.

PRICING AND VALUATION

The price of fund shares is based on net asset value. The net asset value is the total value of the fund divided by the total number of shares outstanding. In determining net asset value, the fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund's net asset value per share is expected to be $1.00 per share, although this value is not guaranteed.

The fund calculates net asset value once each business day at 12:00 noon, Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund accepts your order. Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund when shares are purchased other than through the automatic program described above.

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                               Prospectus Page 9
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                     UBS PaineWebber Retirement Money Fund

                                   MANAGEMENT

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INVESTMENT ADVISOR AND SUB-ADVISOR

UBS PaineWebber is the fund's investment advisor and administrator. UBS Global AM is the fund's principal underwriter, sub-advisor and sub-administrator.
UBS PaineWebber is located at 1285 Avenue of the Americas, New York, New York, 10019-6028 and UBS Global AM is located at 51 West 52nd Street, New York, New York 10019-6114. UBS PaineWebber and UBS Global AM are indirect wholly owned subsidiaries of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. On February 28, 2002, UBS PaineWebber or UBS Global AM was the investment advisor, sub-advisor or manager of 24 investment companies with 48 separate portfolios and aggregate assets of approximately
$71.0 billion.

ADVISORY FEES

The fund paid advisory and administration fees to UBS PaineWebber for the fiscal year ended June 30, 2001 at the effective annual rate of 0.39% of its average daily net assets.

                              DIVIDENDS AND TAXES

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DIVIDENDS

The fund declares dividends daily and pays them monthly. The fund distributes any net short-term capital gain annually, but may make more frequent distributions if necessary to maintain its share price at $1.00 per share.

You will receive dividends in additional shares of the fund. Shares earn dividends on the day they are purchased but not on the day they are sold.

TAXES

Retirement plan participants ordinarily do not pay taxes on dividends they receive on fund shares until they withdraw the proceeds from the plan. Generally, withdrawals from a retirement plan will be taxable as ordinary income for federal income tax purposes. Withdrawals made prior to the time a participant reaches age 59 1/2, becomes permanently disabled or, for certain employer-sponsored plans, reaches at least age 55 and separates from service of the employer who sponsored the plan generally will be subject to an additional tax equal to 10% of the amount distributed, unless the withdrawals are used to pay certain higher education expenses or certain acquisition costs of first-time home buyers. The failure of a retirement plan to distribute sufficient income after a participant reaches age 70 1/2 may be subject to an excise tax. Moreover, certain contributions to a retirement plan in excess of the amounts permitted by law may be subject to an excise tax.

The fund notifies its shareholders following the end of each calendar year of the amount of all dividends paid that year.

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                               Prospectus Page 10
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                            ------------------------
                     UBS PaineWebber Retirement Money Fund

                              FINANCIAL HIGHLIGHTS

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The following financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends).

The information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's annual report to shareholders. The annual report may be obtained without charge by calling 1-800-647-1568.

                                                              FOR THE YEARS ENDED JUNE 30,
                                             --------------------------------------------------------------
                                                2001         2000         1999         1998         1997
                                             ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year.........  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                             ----------   ----------   ----------   ----------   ----------
Net investment income......................       0.053        0.050        0.046        0.049        0.048
Dividends from net investment income.......      (0.053)      (0.050)      (0.046)      (0.049)      (0.048)
                                             ----------   ----------   ----------   ----------   ----------
Net asset value, end of year...............  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                             ==========   ==========   ==========   ==========   ==========
Total investment return(1).................        5.45%        5.14%        4.66%        5.03%        4.89%
                                             ==========   ==========   ==========   ==========   ==========
Ratios/Supplemental Data:
Net assets, end of year (000's)............  $6,255,259   $4,869,919   $5,090,938   $4,191,018   $3,922,753
Expenses to average net assets.............        0.71%        0.71%        0.71%        0.78%        0.75%
Net investment income to average net
  assets...................................        5.27%        5.02%        4.55%        4.91%        4.79%

---------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported.

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                               Prospectus Page 11

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in its annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your Investment Professional. You may obtain free copies of the fund's annual and semi-annual reports and its SAI by contacting the fund directly at 1-800-647-1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get copies of reports and other information about the fund:

- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet website at:
  http://www.sec.gov

UBS PaineWebber RMA Money Fund, Inc.
-- UBS PaineWebber Retirement Money Fund
Investment Company Act File No. 811-3503

(c) 2002 UBS PaineWebber Inc. All rights reserved.
Q-423


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[Logo] Three keys design for UBS Global Asset Management

RETIREMENT MONEY FUND
PROSPECTUS


AUGUST 31, 2001
(as revised April 8, 2002)